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                             SECRETARY'S CERTIFICATE
                           GALILEO INTERNATIONAL, INC.

         I, Anthony C. Swanagan, do hereby certify that I am the duly elected and acting Secretary of Galileo International, Inc., a Delaware corporation (the "Company"), and do hereby certify as follows:

         1. The resolutions set forth in Exhibit A annexed hereto were duly adopted by the Board of Directors of the Company at its regularly scheduled meeting held on February 24, 2000 and have not been amended, rescinded, or modified and remain in full force and effect as of the date hereof.

         WITNESS my hand the seal of this Company as of this 30th day of June, 2000.


                                       /s/ Anthony C. Swanagan
                                      ------------------------------
                                           Anthony C. Swanagan








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                                                                       EXHIBIT A


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
RESOLVED:     That the officers of the Company, and each of them, hereby are authorized and directed for an on behalf of the Company (a) to prepare, execute and file with the Securities and Exchange
              Commission ("SEC") a Registration Statement on Form S-8 or other appropriate form as required by the Securities Act of 1933, as amended, to effect the registration authorized by the preceding resolution, and (b) to do or cause to be done all things necessary or advisable in connection with the foregoing, including things necessary or advisable in order that such registration may become effective and to maintain the same in effect.

RESOLVED:     That James E. Barlett, Paul Bristow and Anthony C. Swanagan, and
              each of them, are hereby appointed as attorneys of the Company, with full power of substitution, for and in the name, place and stead of the Company to sign and file said Registration Statement and any and all amendments, and any and all applications or other documents to be filed with the SEC relating to such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and confirming and approving the acts of said attorneys or any such substitute.

RESOLVED:     That the officers of the Company, and each of them, hereby are authorized and directed for and on behalf of the Company to execute a power of attorney evidencing the foregoing power of attorney.
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